ALANCO TECHNOLOGIES, INC.
                          15575 North 83rd Way, Suite 3
                            Scottsdale, Arizona 85260
                                 (480) 607-1010


                                 PROXY STATEMENT


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held January 20, 2006

TO THE SHAREHOLDERS OF ALANCO TECHNOLOGIES, INC.

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Alanco Technologies, Inc., an Arizona corporation ("Alanco" or the "Company"), will be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, on January 20, 2006, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1        ELECTION OF DIRECTORS.

Proposal No. 2        APPROVAL OF THE ALANCO 2005 STOCK OPTION PLAN.

Proposal No. 3        APPROVAL OF THE ALANCO 2005 DIRECTORS AND OFFICERS STOCK
                      OPTION PLAN.

Proposal No. 4        APPROVAL OF A PROPOSAL TO AUTHORIZE THE BOARD OF
                      DIRECTORS, ONLY IF NECESSARY, TO REVERSE SPLIT THE
                      COMPANY'S OUTSTANDING CLASS A COMMON STOCK ON A BASIS NOT
                      TO EXCEED ONE SHARE OF CLASS A COMMON STOCK FOR UP TO TEN
                      SHARES OUTSTANDING. IF THE BOARD OF DIRECTORS HAS NOT
                      EFFECTED THE ACTION CONTEMPLATED HERUNDER BY DECEMBER 31,
                      2008, THIS AUTHORIZATION WILL CEASE.

Holders of the outstanding Common Stock and Preferred Stock of the Company of record at the close of business on November 25, 2005, will be entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.

Scottsdale, Arizona                             ADELE L. MACKINTOSH
November 28, 2005                               SECRETARY

                            ALANCO TECHNOLOGIES, INC.
                          15575 North 83rd Way, Suite 3
                            Scottsdale, Arizona 85260
                                 (480) 607-1010


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 20, 2006

                               GENERAL INFORMATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of Alanco Technologies, Inc., an Arizona corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, on the 20th day of January, 2006, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before December 19, 2005.

The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

Shares not voting as a result of a proxy not marked or marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting unless such proxies have previously been revoked. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting your proxy in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy.)

The Company's Annual Report to Shareholders for the fiscal year ended June 30, 2005, has been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                      SHARES OUTSTANDING AND VOTING RIGHTS

Voting rights are vested in the holders of the Company's Common Stock and Preferred Stock. Only shareholders of record at the close of business on November 25, 2005, are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. As of November 25, 2005, the Company had 28,745,227 shares of Class A Common Stock issued and outstanding, no shares of Class B Common Stock issued and outstanding, 2,947,128 shares of Series A Convertible Preferred Stock issued and outstanding and 69,692 shares of Series B Convertible Preferred Stock issued and outstanding. Each Class A Common share is entitled to one vote, each Series A Convertible Preferred share is entitled to three votes (the equivalent number of common shares into which the Series A Convertible Preferred Stock is convertible), and each Series B Convertible Preferred share is entitled to thirteen votes (the equivalent number of common shares into which the Series B Convertible Preferred Stock is convertible). If the number of common shares into which the preferred stock is convertible (the "common stock equivalent") is considered, the total shares eligible to vote, including the common stock and the common stock equivalent, on the record date are 38,492,607 shares, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding. A majority of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to approve each proposal.

Each shareholder present, either in person or by proxy, will have cumulative voting rights with respect to the election of Directors. Under cumulative voting, each shareholder is entitled to as many votes as is equal to the number of shares of Common Stock (or common stock equivalent) of the Company held by the shareholder on the Record Date multiplied by the number of directors to be elected, and such votes may be cast for any single nominee or divided among two or more nominees. The seven nominees, or such fewer number of nominees as may stand for election, receiving the highest number of votes will be elected to the Board of Directors. There are no conditions precedent to the exercise of cumulative voting rights. Unless otherwise instructed in any proxy, the persons named in the form of proxy which accompanies this Proxy Statement (the "Proxy Holders") will vote the proxies received by them for the Company's seven nominees set forth in "Election of Directors" below. If additional persons are nominated for election as directors, the Proxy Holders intend, unless otherwise instructed in any proxy, to vote all proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the Company's nominees as possible, and, in such event, the specific nominees for whom votes will be cast will be determined by the Proxy Holders. If authority to vote for any nominee of the Company is withheld in any proxy, the Proxy Holders intend, unless otherwise instructed in such proxy, to vote the shares represented by such proxy, in their discretion, cumulatively for one or more of the other nominees of the Company.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND OF MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to each shareholder known by Alanco to be the beneficial owner of more than 5% of the outstanding Alanco common stock or common stock equivalent as of November 25, 2005. Information regarding the stock ownership of Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, and Donald E. Anderson, Alanco Director, is also shown in the table in the following section, Current Directors and Executive Officers.

                                                    Five Percent Owners

                                       Class A                          Total                               Total
                                       Common                          Common                   Total      Stock,
                                       Shares                           Stock                   Stock     Options &
                                       Owned                          Equivalent Exercisable    Owned     Warrants
                           Class A    Percent   Series A    Total       Owned       Stock        and     Percent of
                           Common       of     Preferred    Common     Percent     Options     Options     Common
                           Shares      Class    Shares      Stock        of          and         and     Equivalent
                            Owned       (5)    Owned (4)  Equivalent    Class(5)   Warrants    Warrants    Class (6)
                           ---------  -------  ---------  ----------  ----------  -----------  --------  -----------

Technology Systems         4,500,000  15.65%       -      4,500,000     11.69%        -       4,500,000   11.69%
  International, Inc.(1)

Donald E. Anderson   (2)   2,501,261   8.70%   1,012,062  5,537,447     14.39%    1,405,000   6,942.447   17.40%

Robert R. Kauffman   (3)     642,000   2.23%     631,387  2,536,161      6.59%    2,827,500   5,363,661   12.98%

(1) Technology Systems International, Inc., a Nevada corporation, (TSIN) is an independent, private company, which was issued 6,000,000 shares of Alanco common stock in 2002 in connection with the acquisition of the assets of TSIN effective in June 2002. The only Form 13D filed by TSIN was filed on September 9, 2002, and indicated TSIN ownership of 6,000,000 Alanco common shares. TSIN is currently in bankruptcy proceeding and to our knowledge, no filings have been made by TSIN to adjust that initial Form 13D filing. However, based on stock transfer records and information obtained from public bankruptcy hearings, we believe the current TSIN ownership of Alanco common stock is approximately 4.5 million shares. To our knowledge, no person or entity owns in excess of 25% of the outstanding shares of TSIN. The only TSIN shareholder that we are aware of who may beneficially control a significant percentage of the outstanding shares of TSIN, and who could potentially own more than 5% of the outstanding Alanco common stock equivalent, is Richard C. Jones, who, to the best of our knowledge, owns approximately 5.3 million TSIN shares, representing approximately 23% of the outstanding TSIN shares. TSIN has previously indicated their intention to distribute the shares of Alanco common stock in excess of certain corporate litigation and liquidation expenses on a pro-rata basis to their shareholders; however, the shares have not been distributed as of the date of this Proxy Statement, and there is no assurance that the shares will be distributed. The address of TSIN is c/o Jeffrey M. Proper, 3550 North Central Avenue, Suite 1200, Phoenix, Arizona 85012.
(2) The number of shares, options and warrants owned includes The Anderson Family Trust, owner of 1,748,161 shares of Alanco Class A Common Stock, 561,234 shares of Alanco Series A Convertible Preferred Stock and 725,000 exercisable warrants; Programmed Land, Inc., owner of 733,100 shares of Alanco Class A Common Stock, 450,828 shares of Alanco Series A Convertible Preferred Stock and 500,000 exercisable warrants, both of which Mr. Anderson claims beneficial ownership; and 20,000 shares of Alanco Class A Common Stock and 180,000 exercisable options owned by Mr. Anderson. The 1,012,062 shares of Series A Convertible Preferred Stock beneficially owned by Mr. Anderson represent 34.34% of the total Series A Convertible Preferred shares outstanding. Mr. Anderson's address is 11804 North Sundown Drive, Scottsdale, Arizona 85260.
(3) In addition to the shares shown above, Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, also beneficially owns 455,000 shares of TSIN stock, representing an ownership position of less than 2% of the outstanding TSIN shares. If TSIN distributes the shares of Alanco common stock owned by TSIN to TSIN shareholders on a proportionate basis, Mr. Kauffman may acquire additional shares of Alanco common stock, thereby slightly increasing his percentage of Alanco common shares owned; but due to matters as discussed in Footnote 1 above, we are unable to accurately calculate the changes to Mr. Kauffman's ownership. The 631,387 shares of Series A Convertible Preferred Stock beneficially owned by Mr. Kauffman represent 21.42% of the total Series A Convertible Preferred shares outstanding. The address for Mr. Kauffman is: c/o Alanco Technologies, Inc., 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260.
(4) Preferred Shares are Series A Convertible Preferred Stock, each share of which is convertible into three (3) shares of Class A Common Stock. As of November 25, 2005, there are 2,947,128 shares of Series A Convertible Preferred Stock outstanding. The 5% owners do not own any shares of the Series B Convertible Preferred Stock.
(5) The percentages for Class A Common Stock shown are calculated based upon 28,745,227 shares of Class A Common Stock outstanding on November 25, 2005. The percentages for Total Common Stock Equivalent are calculated based upon 38,492,607 shares outstanding on November 25, 2005.
(6) In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock equivalent owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock equivalent owned by any other stockholders.

Current Directors and Executive Officers

The following table sets forth the number of exercisable stock options and the number of shares of the Company's Common Stock and Preferred Stock beneficially owned as of November 25, 2005, by individual directors and executive officers and by all directors and executive officers of the Company as a group.

The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.

                                        ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES


                                      Securities of the Registrant Beneficially Owned (1)

                                                                                                                        Total
                           Class A    Shares   Series A       Shares    Total      Shares                  Total       Stock,
                           Common     Owned   Preferred       Owned     Common     Owned   Exerciseable    Stock       Options
                            Stock    Percent    Stock        Percent    Stock     Percent     Stock       Owned +    & Warrants
        Name of             Shares   of Class   Shares       of Class Equivalent  of Class  Options &    Options &   Percent of
 Beneficial Owner (2)       Owned      (7)      Owned          (7)      Owned       (7)    Warrants (8)   Warrants     Class (9)
----------------------     --------- -------- ------------- --------- ----------  -------- ------------  ----------  -----------
Robert R. Kauffman (3)       642,000    2.23%    631,387       21.42%  2,536,161     6.59%    2,827,500   5,363,661     12.98%
   Director/COB/CEO
John A. Carlson              250,644    0.87%    122,675        4.16%    618,669     1.61%    1,210,000   1,828,669      4.61%
   Director/EVP/CFO
Harold S. Carpenter          305,541    1.06%    219,765 (5)    7.46%    964,836     2.51%      400,000   1,364,836      3.51%
   Director
James T. Hecker               32,893    0.11%     25,652 (6)    0.87%    109,849     0.29%      300,000     409,849      1.06%
   Director
Steven P. Oman                10,000    0.03%     12,629        0.43%     47,887     0.12%      285,000     332,887      0.86%
   Director
Thomas C. LaVoy               55,265    0.19%     44,260        1.50%    188,045     0.49%      280,000     468,045      1.21%
   Director
Donald E. Anderson (4)     2,501,261    8.70%  1,012,062       34.34%  5,537,447    14.39%    1,405,000   6,942,447     17.40%
   Director
Greg M. Oester                57,888    0.20%     12,440        0.42%     95,208     0.25%    1,070,000   1,165,208      2.95%
   President - TSIA
                           ---------          ----------              ----------           ------------  ----------
Officers and Directors     3,855,492   13.41%  2,080,870       70.61% 10,098,102    26.23%    7,777,500  17,875,602     38.63%
as a Group (8 individuals) =========          ==========              ==========           ============  ==========

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally indicates voting or investment power with respect to securities. In accordance with SEC rules, shares that may be acquired upon conversion or exercise of stock options, warrants or convertible securities which are currently exercisable or which become exercisable within 60 days are deemed beneficially owned. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.
(2) COB is Chairman of the Board; CEO is Chief Executive Officer; EVP is Executive Vice President; CFO is Chief Financial Officer. (3) In addition to the shares shown above, Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, also beneficially owns
       455,000 shares of TSIN stock, representing an ownership position of less than 2% of the outstanding TSIN shares. If TSIN distributes the shares of Alanco common stock owned by TSIN to TSIN shareholders on a proportionate basis, Mr. Kauffman may acquire additional shares of Alanco common stock, thereby slightly increasing his percentage of Alanco common shares owned; but due to matters as discussed in Footnote 1 to the Five Percent Owners table above, we are unable to accurately calculate the changes to Mr. Kauffman's ownership. The 631,387 shares of Series A Convertible Preferred Stock beneficially owned by Mr. Kauffman represent 21.42% of the total Series A Convertible Preferred shares outstanding.
(4) The number of shares, options and warrants owned includes The Anderson Family Trust, owner of 1,748,161 shares of Alanco Class A Common Stock, 561,234 shares of Alanco Series A Convertible Preferred Stock and 725,000 exercisable warrants; Programmed Land, Inc., owner of 733,100 shares of Alanco Class A Common Stock, 450,828 shares of Alanco Series A Convertible Preferred Stock and 500,000 exercisable warrants, both of which Mr. Anderson claims beneficial ownership; and 20,000 shares of Alanco Class A Common Stock and 180,000 exercisable options owned by Mr. Anderson. The 1,012,062 shares of Series A Convertible Preferred Stock beneficially owned by Mr. Anderson represent 34.34% of the total Series A Convertible Preferred shares outstanding.
(5) Excludes 440,000 shares of Class A Common Stock, 301,391 shares of Series A Convertible Preferred Stock and 230,000 warrants to purchase Class A Common Stock owned by Heartland Systems Co., a company for which Mr. Carpenter serves as an officer. Mr. Carpenter disclaims beneficial ownership of such shares.
(6) Excludes 510,000 shares of Class A Common Stock, 333,402 shares of Series A Convertible Preferred Stock and 255,000 warrants to purchase Class A Common Stock owned by Rhino Fund LLLP. The fund is controlled by Rhino

       Capital Incorporated, for which Mr. Hecker serves as Treasurer and General Counsel. Mr. Hecker disclaims beneficial ownership of such shares.
(7) The percentages for Class A Common Stock shown are calculated based upon 28,745,227 shares of Class A Common Stock outstanding on November 25, 2005. The percentages for Series A Convertible Preferred Stock are calculated based upon 2,947,128 shares of Series A Convertible Preferred Stock outstanding on November 25, 2005, each of which is convertible into three (3) shares of Class A Common Stock. The percentages for Common Stock Equivalent shares are calculated based upon 38,492,607 Common Stock Equivalent shares outstanding as of November 25, 2005.
(8) Represents unexercised stock options and warrants issued to named executive officers and directors. All options and warrants issued to the executive officers and directors were exercisable at November 25, 2005. Greg Oester also holds the following options: 75,000 options which become exercisable in fiscal year 2006, 25,000 options which become exercisable in fiscal 2007, and 50,000 options which become exercisable in fiscal year 2008.
(9) The number and percentages shown include the shares of common stock equivalent actually owned as of November 25, 2005 and the shares of common stock that the identified person or group had a right to acquire within 60 days after November 25, 2005. The percentages shown are calculated based upon 38,492,607 Common Stock Equivalent shares outstanding as of November 25, 2005. In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock equivalent owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock equivalent owned by any other stockholders.

Meetings and Committees of the Board of Directors

The Board of Directors has a Compensation/Administration Committee, which was formed in 1995 and is comprised of Messrs. Harold S. Carpenter and James T. Hecker, who are independent directors of the Company. The Compensation/Administration Committee recommends to the Board the compensation of executive officers and serves as the Administrative Committee for the Company's Stock Option Plans. The Compensation/Administration Committee met three times during the fiscal year ended June 30, 2005.

The Board of Directors also has an Audit/Corporate Governance Committee. The Audit Committee was originally formed in 1995. In September 2004, the Board of Directors approved a name change for the committee to Audit/Corporate Governance Committee to more accurately reflect the additional duties and responsibilities of the committee as required by the Sarbanes-Oxley Act of 2002. The Audit/Corporate Governance Committee, comprised of Messrs. Harold S. Carpenter, James T. Hecker, and Thomas C. LaVoy, all of whom are independent non-employee directors of the Company who have significant business experience and are deemed to be financially knowledgeable, serves as a liaison between the Board and the Company's auditor. The Audit/Corporate Governance Committee provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance with Company policies. The Audit/Corporate Governance Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed, and the independent auditor's fee for services performed. The Audit/Corporate Governance Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. The Audit/Corporate Governance Committee is comprised of independent members as defined under the National Association of Securities Dealers listing standards. The Audit/Corporate Governance Committee met three times during the fiscal year ended June 30, 2005. All meetings held by the Board of Directors' committees were attended by each of the directors serving on such committees.

The final Board committee is the Nominating/Independent Directors Committee, which is comprised of Messrs. Harold S. Carpenter, James T. Hecker, Thomas C. LaVoy, and Donald E. Anderson, all members of the Company's Board of Directors who have been determined by the Board to meet the qualification as "independent" director as set forth in Rule 10A-3 of the Exchange Act. Per Board resolution, the Nominating/Independent Directors Committee approves all management nominations for members of the Company's Board of Directors. In addition, the Nominating/Independent Directors Committee meets in regularly scheduled executive sessions at which only the independent directors are present.

The Company's Board of Directors held three meetings during the fiscal year ended June 30, 2005, at which time all Directors were present. All current members of the Board of Directors' committees are expected to be nominated for reelection at a meeting of the Board of Directors following the annual meeting.

Compliance with Section 16(a) of Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that as of the date of filing of this Proxy Statement, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were satisfied, with the exception of Technology Systems International, Inc., a Nevada corporation (TSIN), who, to the best of our knowledge, continues to own approximately 4.5 million shares of the Company's Class A Common Stock. TSIN is currently in Chapter 7 Bankruptcy proceedings and has not, to our knowledge, filed any current Section 16 (d) forms.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 2005, 2004 and 2003 to the Company's Chief Executive Officer, Chief Financial Officer, and President of the Company's subsidiary, Alanco/TSI PRISM, Inc., an Arizona corporation (ATSI), acquired effective June 1, 2002, whose salaries and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Executive Officers"). No stock appreciation rights ("SARs") have been granted by the Company to any of the Named Executive Officers during the last three fiscal years.


                                           Annual Compensation       Long-Term Compensation
                                   --------------------------------- ----------------------
             Name and                                     Other (1)   Securities (# shares)
            Principal                Annual                Annual     Underlying Options
             Position                Salary    Bonus    Compensation  Granted during FY
                                                             $
--------------------------------   ---------  --------  ------------ ----------------------

Robert R. Kauffman, C.E.O.
                FY 2005            $183,750     None       17,400        100,000
                FY 2004             180,000     None       17,400        650,000
                FY 2003             180,000     None       17,400        150,000
John A. Carlson, C.F.O.
                FY 2005             163,333     None       10,033         75,000
                FY 2004             160,000     None        9,467        350,000
                FY 2003             160,000     None        8,866         75,000
Greg M. Oester, President, ATSI
                FY 2005             154,500     None        None          35,000
                FY 2004             146,625     None        None         250,000
                FY 2003             148,234     None        None            None

(1) Represents supplemental executive benefit reimbursement for the year and Company matching for Alanco's 401(K) Profit Sharing Plan.

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options made during the fiscal year ended June 30, 2005, to each of the Named Executive Officers and/or Directors and to all other employees as a group. No stock appreciation rights ("SARs") have been granted by the Company.


                                       INDIVIDUAL GRANTS
                         Number of
                        Securities
                        Underlying     % of Total      Exercise
                          Options       Options          Price           Grant      Expiration
        Name              Granted       Granted         ($/Sh)           Date          Date
----------------------  ------------  ------------- ----------------  ------------  ------------

Robert Kauffman             100,000         15.63%       0.75           2/16/05       2/16/15
John Carlson                 75,000         11.72%       0.75           2/16/05       2/16/15
Donald Anderson              20,000          3.13%       0.75           2/16/05       2/16/15
Harold Carpenter             20,000          3.13%       0.75           2/16/05       2/16/15
Greg Oester                  35,000          5.47%       0.75           2/16/05       2/16/15
Other Employees             390,000         60.94%   $0.75 - $1.50      Various         (1)
                        ------------  -------------

                Total       640,000        100.00%
                        ============  =============

(1)    These options expire ten years from the date of grant.

All options are granted at a price not less than "grant-date market." During the fiscal year 673,750 previously granted stock options expired or were cancelled.

Aggregated Options and Warrants - Exercised in Last Fiscal Year and Values at Fiscal Year End

The following table sets forth the number of exercised and unexercised options and warrants held by each of the Named Executive Officers and/or Directors at June 30, 2005, and the value of the unexercised, in-the-money options at June 30, 2005.

                                                     Unexercised          Value of
                        Shares                    Options & Warrants     Unexercised
                      Acquired On       Value          at Fiscal         In-The-Money
                    Exercise During   Realized         Year End       Options & Warrants
Name               2005 Fiscal Year     $ (1)        (Shares) (2)        at FYE $ (3)
---------------    ---------------    --------    ----------------    -----------------
Robert Kauffman       305,000           162,000        2,407,500           697,000
John Carlson          150,000            54,750          950,000           180,750
Harold Carpenter      195,000           115,900          320,000            29,800
James Hecker           21,000            14,910          220,000            33,600
Steven Oman            10,000             7,100          205,000            10,800
Thomas LaVoy           35,265            25,038          180,000            18,400
Donald Anderson     1,228,161           574,194        1,325,000            25,990
Greg Oester            45,000             7,800          985,000            50,500

(1) Calculated as the difference between closing price on the date exercised and the exercise price, multiplied by the number of options exercised.
(2) Represents the number of securities underlying unexercised options and warrants that were exercisable at 2005 Fiscal Year End. Greg Oester also holds 125,000 options which become exercisable in fiscal year 2006.
(3) Calculated as the difference between the closing price of the Company's Common Stock on June 30, 2005, and the exercise price for those options exercisable on June 30, 2005, with an exercise price less than the closing price, multiplied by the number of applicable options.

Option Grants Subsequent to Fiscal Year End

                       Number of
                       Underlying
                       Securities
                        Options        Date of          Date         Expiration       Option
      Name              Granted         Grant        Exercisable        Date          Price
-------------------    ------------   --------       ------------    ----------    -----------
Robert R. Kauffman      400,000 (1)    9/13/05         9/13/05         9/13/15        $0.81
                         40,000 (1)   11/16/05        11/16/05        11/16/08        $0.46
John A. Carlson         200,000 (1)    9/13/05         9/13/05         9/13/15        $0.81
                        120,000 (1)   11/16/05        11/16/05        11/16/08        $0.46
Harold S. Carpenter      80,000 (2)    9/13/05         9/13/05         9/13/15        $0.81
James T. Hecker          80,000 (2)    9/13/05         9/13/05         9/13/15        $0.81
Steven P. Oman           80,000 (2)    9/13/05         9/13/05         9/13/15        $0.81
Thomas C. LaVoy          80,000 (2)    9/13/05         9/13/05         9/13/15        $0.81
                         40,000 (2)   11/16/05        11/16/05        11/16/08        $0.46
Donald E. Anderson       80,000 (2)    9/13/05         9/13/05         9/13/15        $0.81
Greg M. Oester          100,000 (3)    9/20/05         Varies (5)      9/20/15        $0.81
                         20,000 (1)   11/16/05        11/16/05        11/16/08        $0.46
Other Employees         860,000 (4)    Various         Various         Various     $0.70-$1.00

(1)    Issued pursuant to the 2004 Stock Option Plan
(2)    Issued pursuant to the 2004 Directors & Officers Stock Option Plan
(3)    Issued pursuant to the 1999 Stock Option Plan
(4)    Issued pursuant to the 2000, 2002 and 2004 Stock Option Plans
(5)    25% vest on 9/20/2005, 25% vest on 9/20/2006; and 50% vest on 9/20/2007

Employment Agreements and Executive Compensation

The Executive Officers are at-will employees without employment agreements.

Compensation of Directors

During Fiscal Year 2005, non-employee Directors were compensated for their services in cash ($750 per meeting per day up to a maximum of $1,500 per meeting) and through the grant of options to acquire shares of Class A Common Stock as provided by the 1996, 1998, 1999, 2000, 2002, and 2004 Directors and Officers Stock Option Plans (the "D&O Plans") which are described below. All Directors are entitled to receive reimbursement for all out-of-pocket expenses incurred for attendance at Board of Directors meetings.

The 1996 Directors and Officers Stock Option Plan was approved by the Board of Directors on September 9, 1996. Shareholders approved the 1998, 1999, 2000, 2002, and 2004 Directors and Officers Stock Option Plans on November 6, 1998, November 5, 1999, November 10, 2000, November 22, 2002, and November 19, 2004, respectively. The purpose of the 1996, 1998, 1999, 2000, 2002, and 2004 D&O Plans is to advance the business and development of the Company and its shareholders by affording to the Directors and Officers of the Company the opportunity to acquire a propriety interest in the Company by the grant of Options to acquire shares of the Company's common stock. All Directors and Executive Officers of the Company are eligible to participate in the 1996, 1998, 1999, 2000, 2002, and 2004 Plans. Newly appointed Directors receive options to purchase shares of common stock at fair market value. Upon each subsequent anniversary of the election to the Board of Directors, each non-employee Director may receive an additional option to purchase shares of common stock at fair market value.

Transactions with Management

Mr. Steve Oman, a member of the Board of Directors, received compensation in the amount of approximately $91,000 for legal services to the Company for the fiscal year ended June 30, 2005.

Under a Line of Credit Agreement, Mr. Donald Anderson, a member of the Board of Directors, as trustee and beneficial owner of the Anderson Family Trust, was granted 75,000 five-year warrants in March 2005 at a strike price of $0.90 valued at $23,200. In addition, the interest paid to the Anderson Family Trust in fiscal year 2005 under the Line of Credit Agreement was approximately $45,000.

                 AUDIT/CORPORATE GOVERNANCE COMMITTEE REPORT (1)

The Audit/Corporate Governance Committee of the Board of Directors is currently comprised of three independent directors, and operates under a written charter adopted by the Board. The members of the Audit/Corporate Governance Committee are Harold S. Carpenter, a CEO with over 30 years senior management experience, James T. Hecker, an attorney and CPA, and Thomas C. LaVoy, a CPA. All three individuals are experienced in reading and understanding financial statements, and, in fact, are deemed to be financial experts as defined by audit committee requirements.

The Audit/Corporate Governance Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing an audit report or performing other audit, review or attest services for the Company. The auditor reports directly to the Audit/Corporate Governance Committee. The Audit/Corporate Governance Committee has established "whistleblower" procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Authority to engage independent counsel and other advisors has been given to the Audit/Corporate Governance Committee as it determines is necessary to carry out its duties. The Company provides appropriate funding for the Audit/Corporate Governance Committee to compensate the outside auditors and any lawyers and advisors it employs and to fund ordinary administrative expenses of the Audit/Corporate Governance Committee that are necessary in carrying out its duties.

The Audit/Corporate Governance Committee provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance by the Company with Company policies. The Audit/Corporate Governance Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed, and the independent auditor's fee for services performed. The Audit/Corporate Governance Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. During the last fiscal year, there were three meetings of the Audit/Corporate Governance Committee.

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The
Audit/Corporate Governance Committee is responsible for overseeing and monitoring the quality of the Company's accounting and auditing practices.

The members of the Audit/Corporate Governance Committee are not professionally engaged in the practice of auditing or accounting and may not be experts in the fields of accounting or auditing, or in determining auditor independence. Members of the Audit/Corporate Governance Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit/Corporate Governance Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit/Corporate Governance Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's auditors are in fact "independent."

Review of Audited Financial Statements

In this context, the Audit/Corporate Governance Committee reviewed and discussed the Company's audited financial statements with management and with the Company's independent auditors. Management represented to the Audit/Corporate Governance Committee that the Company's consolidated financial statements were prepared in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Discussions about the Company's audited financial statements included the auditor's judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements. The Audit/Corporate Governance Committee also discussed with the auditors other matters required by Statement on Auditing Standards, ("SAS") No. 61 "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications."

The Company's auditors provided to the Committee written disclosures required by the Independence Standards Board Standard No. 1 "Independence Discussion with Audit Committee." The Audit/Corporate Governance Committee discussed with the auditors their independence from the Company, and considered the compatibility of non-audit services with the auditor's independence.

Audit Fees

The aggregate fees billed by Semple & Cooper, LLP, the Company's independent auditor, for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended June 30, 2005 and 2004 and the review of the financial statements included in the Company's Forms 10-QSB for such fiscal years were approximately $96,900 and $78,500, respectively.

Financial Information Systems Design and Implementation

There were no fees billed for the professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Semple & Cooper, LLP for the fiscal year ended June 30, 2005.

All Other Fees

Semple & Cooper, LLP billed the Company during fiscal year 2005 and 2004 a total of approximately $10,000 and $10,000, respectively, for tax preparation and tax consulting services. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

Audit Committee Pre-Approval Policies and Procedures

The 2005 and 2004 audit services provided by Semple & Cooper, LLP were approved by our Audit/Corporate Governance Committee. The Audit/Corporate Governance Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit/Corporate Governance Committee pre-approves both the type of services to be provided by our independent accountants and the estimated fees related to these services. During the approval process, the Audit/Corporate Governance Committee considers the impact of the types of services and related fees on the independence of the auditor. These services and fees must be deemed compatible with the maintenance of the auditor's independence, in compliance with the SEC rules and regulations. Throughout the year, the Audit/Corporate Governance Committee and, if necessary, the Board of Directors, reviews revisions to the estimates of audit and non-audit fees initially approved.

Recommendation

Based on the Audit/Corporate Governance Committee's discussion with management and the auditors, and the Audit/Corporate Governance Committee's review of the representations of management and the report of the auditors to the Audit/Corporate Governance Committee, the Audit/Corporate Governance Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005, filed with the Securities and Exchange Commission.

                                 AUDIT/CORPORATE GOVERNANCE COMMITTEE
                                 James T. Hecker
                                 Harold S. Carpenter
                                 Thomas C. LaVoy
-------------------------------
(1) The material in this report is not "soliciting material," is not deemed filed with the commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Proposal No. 1        ELECTION OF DIRECTORS

The Articles of Incorporation presently provide for a Board of Directors of not more than nine members. The number of Directors of the Company has been fixed at seven by the Company's Board of Directors. The Company's Board of Directors recommends the election of the seven nominees listed below to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the seven nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to cumulatively vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

Nominees

All nominees for Director have been approved by the Company's
Nominating/Independent Directors Committee. The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, and the period during which he has served as such:

                                                                Year
        Name             Age            Position           First Director
        ----             ---            --------           --------------
Harold S. Carpenter      71             Director                1995
James T. Hecker          48             Director                1997
Robert R. Kauffman       65      Director/C.O.B./C.E.O.         1998
Thomas C. LaVoy          45             Director                1998
Steven P. Oman           56             Director                1998
John A. Carlson          58      Director/E.V.P./C.F.O.         1999
Donald E. Anderson       71             Director                2002

Business Experience of Nominees

Robert R. Kauffman:   Mr. Kauffman was appointed as Chief Executive Officer and
Chairman of the Board effective July 1, 1998. Mr. Kauffman was formerly President and Chief Executive Officer of NASDAQ-listed Photocomm, Inc., from 1988 until 1997 (since renamed Kyocera Solar, Inc.). Photocomm was the nation's largest publicly owned manufacturer and marketer of wireless solar electric power systems with annual revenues in excess of $35 million. Prior to Photocomm, Mr. Kauffman was a senior executive of the Atlantic Richfield Company (ARCO) whose varied responsibilities included Senior Vice President of ARCO Solar, Inc., President of ARCO Plastics Company and Vice President of ARCO Chemical Company. Mr. Kauffman earned an M.B.A. in Finance at the Wharton School of the University of Pennsylvania, and holds a B.S. in Chemical Engineering from Lafayette College, Easton, Pennsylvania.

Harold S. Carpenter:   Mr. Carpenter is presently the President of Superiorgas
Co., Des Moines, Iowa, which is engaged in the business of trading and brokering bulk refined petroleum products with gross sales of approximately $500 million per year. He is also the General Partner of Superiorgas L.P., an investment company affiliated with Superiorgas Co. Mr. Carpenter founded these companies in 1984 and 1980, respectively. Mr. Carpenter is also the President of Carpenter Investment Company, Des Moines, Iowa, which is a real estate investment company holding properties primarily in central Iowa. From 1970 until 1994, Mr. Carpenter was the Chairman of the George A. Rolfes Company of Boone, Iowa, which manufactured air pollution control equipment. Mr. Carpenter graduated from the University of Iowa in 1958 with a Bachelor of Science and Commerce degree.

James T. Hecker:   Mr. Hecker is both an Attorney and a Certified Public
Accountant. Since 1987, Mr. Hecker has been Vice President, Treasurer and General Counsel of Rhino Capital Incorporated, Evergreen, Colorado, a private capital management company which manages a $60 million portfolio. He also served, since 1992, as a trustee of an $11 million charitable trust. From 1984 to 1987, Mr. Hecker was the Controller of Northern Pump Company, Minneapolis, Minnesota, a multi-state operating oil and gas company with more than 300 properties, with responsibility of all accounting and reporting functions. Prior to that, from 1981 to 1984, Mr. Hecker was Audit Supervisor of Total Petroleum, Inc., Denver, Colorado, responsible for all phases of internal audit and development of audit and systems controls. Mr. Hecker received a J.D. degree from the University of Denver in 1992, and a B.B.A. degree in Accounting and International Finance from the University of Wisconsin in 1979. He is a member in good standing of the Colorado and the American Bar Associations, the Colorado Society of CPAs, and the American Institute of CPAs.

Steven P. Oman:   Mr. Oman was appointed to the Board in June 1998. Since 1991,
Mr. Oman has been in the private practice of law in Phoenix, Arizona. From 1986 to 1991, Mr. Oman served as Vice President and General Counsel of Programmed Land, Inc., a Scottsdale-based diversified holding company engaged in real estate, including ownership, development, marketing and management of properties, as well as non-real estate subsidiaries involved in the electronics and automotive industries. Prior to that, from 1978 to 1986, Mr. Oman was President and General Counsel of Charter Development, Inc., a real estate development firm in St. Paul, Minnesota. Mr. Oman received a J.D. degree, cum laude, in 1975 from William Mitchell College of Law, St. Paul, Minnesota, and a Bachelor of Mechanical Engineering degree from the University of Minnesota, Institute of Technology, Minneapolis, Minnesota, in 1970.

Thomas C. LaVoy: Thomas C. LaVoy has served as Chief Financial Officer of SuperShuttle International, Inc., since July 1997 and as Secretary since March 1998. From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of NASDAQ-listed Photocomm, Inc. Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983. Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, St. Cloud, Minnesota, and is a Certified Public Accountant.

John A. Carlson:   Mr. Carlson, Executive Vice President and Chief Financial
Officer of Alanco Technologies, Inc., joined the Company in September 1998. Mr. Carlson started his career with Price Waterhouse & Co. in Chicago, Illinois. He has over twenty-five years of public and private financial and operational management experience, including over twelve years as Chief Financial Officer of a Fortune 1000 printing and publishing company. He earned his Bachelor of Science degree in Business Administration at the University of South Dakota, and is a Certified Public Accountant.

Donald E. Anderson:   Donald E. Anderson is President and owner of Programmed
Land, Inc., a Minnesota and Scottsdale, Arizona, based company. Programmed Land is a diversified holding company engaged in real estate, including ownership, development, marketing and management of properties. He is also majority owner of a company involved in the automotive industry. From 1988 until 1997, Mr. Anderson was Chairman of the Board of NASDAQ-listed Photocomm, Inc., a company involved in the solar electric business. Since 1983, Mr. Anderson has also been President of Pine Summit Bible Camp, a non-profit organization that operates a year-round youth camp in Prescott, Arizona. Mr. Anderson has a Bachelor of Arts degree in Accounting.

Proposal No. 2        APPROVAL OF THE ALANCO 2005 STOCK OPTION PLAN

The Company's Board of Directors approved submitting the Alanco Technologies, Inc. 2005 Stock Option Plan to the shareholders for approval. The Board of Directors recommends approval of the Plan. The purpose of the Plan is to advance the business and development of the Company and its shareholders by affording to Employees of the Company the opportunity to acquire an equity interest in the Company by the grant of Options to acquire shares of the Company's common stock.

The Options granted to Employees can be either "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or "Non-Statutory Options." The issuance of qualified Incentive Stock Options pursuant to this Plan is not expected to be a taxable event for qualified recipients until such time that the recipient elects to sell the shares received from the exercise whereupon the recipient is expected to recognize income to the extent the sale price of the shares exceeds the exercise price of the option on the date of sale. The issuance of Non-Statutory Stock Options pursuant to this Plan is not expected to result in a tax liability to the recipient since the options are granted at fair market value on date of grant. The recipient is expected to recognize income to the extent the market price of the shares exceeds the exercise price of the option on the date of exercise.

The Plan is administered by the Compensation/Administration Committee of the Board of Directors. The Plan may issue Options to acquire up to 3,000,000 shares to Employees. The Company will not receive any consideration for the grant of options under the Plan and the approximate market value of the shares to be reserved for the plan is $1,545,000 based upon the average ten trading day closing price for the Company's common stock for the period ending November 25, 2005. The maximum number of shares subject to Incentive Stock Options granted to any one Employee which are first exercisable during any single calendar year shall not exceed a fair market value of $100,000. The exercise price for Options shall be set by the Compensation/Administrative Committee but shall not be for less than the fair market value of the shares on the date the Option is granted. Fair market value shall mean the closing price at which the Stock is listed in the NASDAQ quotation system ending on the day prior to the date an Option is granted.

The period in which Options can be exercised shall be set by the Compensation/Administration Committee not to exceed ten years from the date of Grant. Incentive Stock Options are exercisable once vested. Vesting schedule shall be as follows: twenty-five percent (25%) of the shares issuable under the Options shall vest six months from date of Grant provided that the Optionee has remained an Employee of the Company for not less than six months from date of Grant, twenty-five percent (25%) of the shares issuable under the Options shall vest one year from date of Grant provided that the Optionee has remained an Employee of the Company for not less than one year from the date of Grant, and the remaining fifty percent (50%) shall vest two years from date of Grant provided that the Optionee has remained an Employee of the Company for not less than two years from the date of Grant, or other alternative vesting as may be determined by the Compensation/Administration Committee. The Incentive Stock

Options must be exercised within three months following Optionee's termination of relationship with the Company, or within one (1) year following death or permanent and total disablement of the Optionee. Otherwise, the Incentive Stock Options shall lapse. The vesting schedule, and the exercise schedule following termination, death or total and permanent disablement of the Optionee, of Non-Statutory Stock Options will be determined by the Committee at the time of grant. The Plan may be terminated, modified or amended by the Board of Directors upon the recommendation of the Compensation/Administration Committee. Provided, however, if the Plan has been submitted to and approved by the shareholders of the Company, no such action by the Board may be taken without approval of the majority of the shareholders of the Company which: (a) increases the total number of shares of Stock subject to the Plan; (b) changes the manner of determining the Option price; or (c) withdraws the administration of the Plan from the Committee.

All Employees of the Company and its subsidiaries are eligible to participate in the Plan. An Employee is defined in the Plan as a person, including officers and directors, employed by the Company who in the judgment of the Compensation/Administration Committee has the ability to positively affect the profitability and economic well-being of the Company. Part-time employees, independent contractors, consultants and advisors performing bona fide services to the Company shall be considered employees for purposes of participation in the Plan. Neither the Board of Directors nor the Compensation/Administration Committee have estimated the number of Options to be granted to Employees and are expected to make this determination on a discretionary basis. The aggregate number of shares within the Plan and the rights under outstanding Options granted hereunder, both as to the number of shares and Option price, will be adjusted accordingly in the event of a split or a reverse split in the outstanding shares of the Common Stock of the Company.

Proposal No. 3        APPROVAL OF THE ALANCO 2005 DIRECTORS AND OFFICERS
                      STOCK OPTION PLAN

The Company's Board of Directors approved submitting the Alanco Technologies, Inc. 2005 Directors and Officers Stock Option Plan to the shareholders for approval. The Board of Directors recommends approval of the Plan. The purpose of the Plan is to advance the business and development of the Company and its shareholders by affording to the Directors and Executive Officers of the Company the opportunity to acquire an equity interest in the Company by the grant of Options to acquire shares of the Company's common stock.

The Options granted are not "Incentive Stock Options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended. The issuance of such non-qualified options pursuant to this Plan is not expected to be a taxable event for recipient until such time that the recipient elects to exercise the option whereupon the recipient is expected to recognize income to the extent the market price of the shares exceeds the exercise price of the option on the date of exercise.

The Plan is administered by the Compensation/Administration Committee, which shall consist of up to three (3) individuals appointed by the Board from among its members, at least two (2) of which are non-employee Directors. The Plan may issue Options to acquire up to 1,000,000 shares to Directors and Executive Officers. The Company will not receive any consideration for the grant of options under the Plan and approximate market value of the shares to be reserved for the plan is $515,000 based upon the average ten trading day closing price for the Company's common stock for the period ending November 25, 2005. The vesting and exercise price for Options shall be set by the Compensation/Administration Committee but shall not be for less than the fair market value of the shares on the date the Option is granted. Fair market value shall mean the closing price at which the Stock is listed in the NASDAQ quotation system ending on the day prior to the date an Option is granted. The period in which Options can be exercised shall be set by the Compensation/Administration Committee not to exceed ten years from the date of Grant. Options are exercisable once vested. The Plan may be terminated, modified or amended by the Board of Directors upon the recommendation of the Compensation/Administration Committee. Provided, however, if the Plan has been submitted to and approved by the shareholders of the Company, no such action by the Board may be taken without approval of the majority of the shareholders of the Company which: (a) increases the total number of shares of Stock subject to the Plan; (b) changes the manner of determining the Option price; or (c) withdraws the administration of the Plan from the Committee. The aggregate number of shares within the Plan and the rights under outstanding Options granted hereunder, both as to the number of shares and Option price, will be adjusted accordingly in the event of a split or a reverse split in the outstanding shares of the Common Stock of the Company.

Proposal No. 4        APPROVAL OF A PROPOSAL TO AUTHORIZE THE BOARD OF
                      DIRECTORS, ONLY IF NECESSARY, TO REVERSE SPLIT THE
                      COMPANY'S OUTSTANDING CLASS A COMMON STOCK ON THE BASIS OF
                      ONE SHARE OF CLASS A COMMON STOCK FOR UP TO TEN SHARES
                      OUTSTANDING. IF THE BOARD OF DIRECTORS HAS NOT EFFECTED
                      THE ACTION CONTEMPLATED HEREUNDER BY DECEMBER 31, 2008,
                      THIS AUTHORIZATION WILL CEASE.

The Board of Directors has recommended a proposal to the Company's Shareholders authorizing the Board of Directors to reverse split the Company's Class A Common Stock if Management determines that a reverse split would be necessary to keep the Common Stock eligible to be quoted on The NASDAQ Stock Market ("NASDAQ"). The effective date and the precise number of shares to be converted is to be determined by the Company's Board of Directors at a later time, but under no circumstances would the reverse stock split be greater than 1 for 10. (This is a similar proposal that the Shareholders approved at the Shareholder Meeting of November 6, 1998, at the Shareholder Meeting of November 5, 1999, at the Shareholder Meeting of November 10, 2000, at the Shareholder Meeting of November 22, 2002, and at the Shareholder Meeting of December 22, 2003. Authorization under those proposals extended to October 31, 1999, October 31, 2000, October 31, 2002, December 31, 2005, and December 31, 2006, respectively, and has not been used. The Board of Directors believes the continuation of that proposal through December 31, 2008, is prudent for the reasons explained below.)

The Board is requesting Shareholder authorization to reverse split the Company's outstanding Class A Common Stock on the basis of one share of Class A Common Stock for up to ten shares outstanding, only if necessary, in order to keep the Common Stock eligible to be quoted on the NASDAQ Stock Market ("NASDAQ"). With an objective to maintain the NASDAQ $1.00 minimum bid price for at least 10 trading days, the Board of Directors will take into consideration the immediate impact of a reverse stock split on the stock price as well as price fluctuations caused by current market conditions when determining the final reverse stock split ratio. Approval of this proposal would authorize the Board to reverse split the Company's Class A Common Stock from the time of approval until December 31, 2008. The Board of Directors desires not to effect a reverse stock split but believes that retaining the Company's listing on NASDAQ is crucial to Shareholder value and liquidity and the Company's long-term business prospects. This proposed reverse stock split is not the first part of a Rule 13e-3 Going Private Transaction as defined in paragraph (a)(3)(i) of that regulation, as the reverse stock split proposal is solely for the purpose of maintaining the Company's listing on the NASDAQ Capital market.

In February of 2005, the Company received notification from NASDAQ indicating that due to the failure of the Company to maintain the minimum $1.00 per share requirement, its securities were subject to delisting from the NASDAQ Capital Market. In April of 2005, the Company received a letter from NASDAQ stating that the closing bid price of the Company's common stock had been at $1.00 per share or greater for at least 10 consecutive trading days and the Company had regained compliance. However, in August 2005, the Company again received notification from NASDAQ indicating that due to the failure of the Company to maintain the minimum $1.00 per share requirement, its securities were subject to delisting from the NASDAQ Capital Market. In accordance with Marketplace Rule 4310(c) (8)
(D), the Company has been given 180 calendar days to comply with the Rule. If compliance with this Rule cannot be demonstrated by January 31, 2006, NASDAQ officials will determine whether the Company meets the NASDAQ Capital Market initial listing criteria as set forth in Marketplace Rule 4310 (c), except for the bid price requirement. If the Company meets the initial listing criteria, the Company will be notified that it has been granted an additional 180 calendar days to meet the $1.00 minimum bid price requirement. If the Company is not eligible for an additional compliance period, the Company will receive written notification that the Company's securities will be delisted. At that time, the Company may appeal Staff's determination to delist its securities to a listing qualifications panel.

It is recommended that the shareholders give authorization until December 31, 2008, to the Board of Directors to effect up to a 1 for 10 reverse stock split of the Company's Class A Common Stock. Assuming that a reverse stock split would cause the trading price of the Company's Common Stock to increase in the same proportion as the amount of the split, a reverse stock split would result in a proportionate increase in the quoted bid price of the Common Stock, thereby exceeding NASDAQ's minimum bid price of $1.00.

For example, if the Board of Directors elects to effect a 1 for 3 reverse stock split, each three issued shares of the Company's Class A Common Stock held on the effective date will automatically be converted into one share of Class A Common Stock. The reverse stock split conversion ratio would also have a proportionate effect on any outstanding Preferred Stock, Options and Warrants. No fractional shares will be issued. Fractional shares created by the reverse stock split will be rounded down to the next whole number. The accumulation of the fractional shares created by the reverse stock split will be accounted for as acquired treasury shares and immediately cancelled pursuant to Arizona law. NO CASH WILL BE PAID FOR FRACTIONAL SHARES.

EFFECT OF REVERSE SPLIT ON HOLDERS OF ODD LOTS OF SHARES

If the maximum 1 for 10 reverse split is authorized and declared, the reverse split would result in holders of fewer than 1,000 shares holding an "odd lot" or less than 100 shares. A securities transaction of 100 or more shares is a "round lot" transaction of shares for securities trading purposes and a transaction of less than 100 shares is an "odd lot" transaction. Round lot transactions are the standard size requirements for securities transactions and odd lot transactions may result in higher transaction costs to the odd lot seller.

EFFECT OF REVERSE SPLIT ON NUMBER OF SHARES OUTSTANDING

The following table sets forth the number of Alanco Common Stock Equivalent shares outstanding after each potential reverse stock split ranging from a 1 for 2 split to a 1 for 10 split, based on 38,492,607 Common Stock Equivalent shares outstanding as of November 25, 2005. The Common Stock Equivalent includes the number of Class A Common Shares plus the number of common shares into which the Series A and Series B Convertible Preferred Stock is convertible, the Series A Convertible Preferred Stock being convertible into three shares of Common Stock and the Series B Convertible Preferred Stock being convertible into thirteen shares of Common Stock. The numbers shown below do not take into account the effect of rounding down of fractional shares resulting from the potential reverse stock split. As discussed above, the fractional shares created by the reverse stock split will be converted into treasury shares and immediately cancelled, thereby reducing the total number of shares outstanding from the values shown below.


                                                 Post-Split
                       Potential                Common Stock
                       Reverse                   Equivalent
                        Stock                      Shares
                        Split                   Outstanding
                        -----                   -----------
                       1 for 2                  19,246,304
                       1 for 3                  12,830,869
                       1 for 4                   9,623,152
                       1 for 5                   7,698,521
                       1 for 6                   6,415,435
                       1 for 7                   5,498,944
                       1 for 8                   4,811,576
                       1 for 9                   4,276,956
                       1 for 10                  3,849,261

The actual reverse stock split ratio shall be determined by the Board of Directors of the Company based upon the Company's estimation of the post-split trading bid price and the probability of the bid price maintaining the $1.00 minimum for 10 consecutive trading days under various market conditions.

As of the date of this Proxy Statement, the Company has approximately 1,290 shareholders of record (does not include shareholders holding shares in street name). Depending on the final reverse stock split ratio that may be effected, the post-split shareholder of record count would range from approximately 1,140 shareholders of record if a 1 for 2 reverse stock split were effected to approximately 720 shareholders of record if a 1 for 10 reverse stock split were effected.

                               INDEPENDENT AUDITOR

Semple & Cooper, LLP, Phoenix, Arizona, was appointed as the Company's Independent Auditor for the fiscal years ended June 30, 2000, 2001, 2002, 2003, 2004, and 2005. The Company anticipates the appointment of Semple & Cooper, LLP to audit the Company's financial statements for the fiscal year ending June 30, 2006. A representative of Semple & Cooper, LLP is expected to attend the Shareholders' Meeting and will have an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions.

                         REQUEST FOR COPY OF FORM 10-KSB

Shareholders may receive a copy of the Form 10-KSB or the Company's adopted Code of Conduct, without charge, via e-mail request to alanco@alanco.com, by calling the Company at 480 607-1010, Ext. 857, or by writing to the Company, to the attention of the Company's Corporate Secretary at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260.

        SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING;
                     DISCRETIONARY AUTHORITY; OTHER BUSINESS

Any shareholder who intends to present a proposal at the annual meeting of shareholders for the year ending June 30, 2006, and have it included in the

Company's proxy materials for that meeting generally must deliver the proposal to us for our consideration not less than 120 calendar days in advance of the date of the Company's proxy statement released to security holders in connection with the previous year's annual meeting of security holders and must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In accordance with the above rule, the applicable proposal submission deadline for the 2006 annual meeting of shareholders would be August 21, 2006.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals properly presented at the Meeting, except in circumstances where (i) the Company receives notice of the proposed matter a reasonable time before the Company begins to mail its proxy materials (including this proxy statement), and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

The Board of Directors is not aware of any other business to be considered or acted upon at the Meeting other than that for which notice is provided, but in the event other business is properly presented at the Meeting, requiring a vote of shareholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy (except as described in the preceding paragraph). If any matter not appropriate for action at the Meeting should be presented, the holders of the proxies shall vote against the consideration thereof or action thereon.





                                               ADELE L. MACKINTOSH
                                               SECRETARY
Scottsdale, Arizona
November 28, 2005

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert R. Kauffman, Chief Executive Officer of Alanco Technologies, Inc., certify that:

1. The Proxy Statement of Alanco Technologies, Inc. for use at the Company's Annual Meeting of Shareholders to be held on January 20, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Alanco Technologies, Inc.

                                                  /s/  Robert R. Kauffman
                                                  Robert R. Kauffman
                                                  Chief Executive Officer
                                                  November 28, 2005


              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John A. Carlson, Chief Financial Officer of Alanco Technologies, Inc., certify that:

1. The Proxy Statement of Alanco Technologies, Inc. for use at the Company's Annual Meeting of Shareholders to be held on January 20, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Alanco Technologies, Inc.

                                                  /s/  John A. Carlson
                                                  John A. Carlson
                                                  Chief Financial Officer
                                                  November 28, 2005


              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Adele L. Mackintosh, Secretary of Alanco Technologies, Inc., certify that:

1. The Proxy Statement of Alanco Technologies, Inc. for use at the Company's Annual Meeting of Shareholders to be held on January 20, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Alanco Technologies, Inc.

                                                  /s/  Adele L. Mackintosh
                                                  Adele L. Mackintosh
                                                  Secretary
                                                  November 28, 2005